EXHIBIT 99.6



                          REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of June 29, 1998, by and among ARCH COMMUNICATIONS GROUP, INC., a Delaware corporation (the "Company"), SANDLER CAPITAL PARTNERS IV, L.P., a Delaware limited partnership, SANDLER CAPITAL PARTNERS IV FTE, L.P., a Delaware limited partnership, HARVEY SANDLER, JOHN KORNREICH, MICHAEL J. MAROCCO, ANDREW SANDLER, SOUTH FORK PARTNERS, a Delaware general partnership, THE GEORGICA INTERNATIONAL FUND LIMITED, a Bermuda corporation, ASPEN PARTNERS, a Delaware general partnership, and CONSOLIDATED PRESS INTERNATIONAL LIMITED, a Bahamas corporation (each of the foregoing persons or entities, other than the Company, being sometimes referred to hereinafter individually as an "Investor" and collectively as the "Investors").

                                   WITNESSETH:

          WHEREAS, the Company has entered into that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of June 29, 1998, with the Investors pursuant to which the Company has agreed to issue and sell to the Investors shares of the Company's Series C Convertible Preferred Stock, par value $0.01 per share,(the "Series C Preferred"); and

          WHEREAS, the Company has agreed to grant certain registration rights with respect to the shares of the Company's Common Stock, par value $0.01 per share, issuable upon conversion of the Series C Preferred issued to the Investors pursuant to the Stock Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally hereby agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

     As used herein, the following terms shall have the following respective meanings:

     1.1 "COMMISSION" shall mean the Securities and Exchange Commission, or any other successor federal agency at the time administering the Securities Act.

     1.2 "COMMON STOCK" shall mean the Company's common stock, par value $0.01 per share.

     1.3 "HOLDERS" shall mean and include each of the Investors and any person or entity who shall, pursuant to Section 11.2 hereof, become a party hereto, and any permitted transferee under Article 9 hereof who holds Registrable Securities.

     1.4 "INITIATING HOLDERS" shall mean any Holder or Holders who in the aggregate own not less than twenty-five percent (25%) of the Registrable Securities.

     1.5 The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

     1.6 "REGISTRABLE SECURITIES" means any and all shares of Common Stock (i) issued or issuable upon conversion of the Series C Preferred, (ii) issued or issuable with respect to the Series C Preferred upon any stock split, stock dividend, recapitalization, reclassification or similar event, and (iii) otherwise held or acquired by any of the Investors excluding in all cases, however, Registrable Securities sold by a Holder to the public or pursuant to Rule 144 promulgated under the Securities Act and Registrable Securities which may be sold by a Holder without any restrictions (including, without limitation, restrictions as to volume or manner of sale) under Rule 144(k) of the Securities Act.

     1.7 "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Articles 2 and 3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of legal counsel for the Company, reasonable fees and disbursements of one legal counsel for the selling Holders (not to exceed $10,000), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     1.8 "S-3 REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Article 4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of legal counsel for the Company, reasonable fees and disbursements of one legal counsel for the selling Holders (not to exceed $10,000), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     1.9 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     1.10 "SELLING EXPENSES" shall mean all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities registered by the Holders.


                                    ARTICLE 2
                             REQUESTED REGISTRATION

     2.1 REQUEST FOR REGISTRATION. At any time after the date of this Agreement, Initiating Holders may request registration in accordance with this Article 2. In the event the Company shall receive from the Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to Registrable Securities having an aggregate offering price which exceeds $1,000,000 (based on the then current market price), the Company will:

          (a) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

          (b) use its best efforts to effect such registration, qualification or compliance as soon as practicable (including, without limitation, undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act, and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 10 days after the receipt of the written notice from the Company described in Section 2.1(a); PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Article 2:

               (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (ii) within one hundred and eighty (180) days immediately following the effective date of any registration statement pertaining to a firmly underwritten offering of securities of the Company for its own account (or such lesser period as the managing underwriters of such offering will allow);

               (iii) After the Company has effected two (2) such requested registrations pursuant to this Article 2 (not including registrations on Form S-3), each such registration has been declared or ordered effective, and the Registrable Securities offered pursuant to each such registration have been sold, or if the Company has effected any requested registration pursuant to this Agreement during the previous six-month period (or such shorter period as the managing underwriter of the Company's most recent public offering will allow); or

               (iv) If the Company then meets the eligibility requirements applicable to the use of Form S-3 in connection with such registration and is able to effect such requested registration pursuant to Article 4 hereof.

          (c) Subject to the foregoing clauses (i) through (iv), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initial Holders; PROVIDED, HOWEVER, that if the Company shall furnish to such Holders a certificate signed by the Chairman of the Board and Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed, or, if already filed (but prior to effectiveness of such registration statement), that the use of the prospectus contained in such registration statement would be detrimental to the Company and its stockholders, the Company shall have the right to defer, postpone or interrupt such offering (including the use of any prospectus related thereto) for a period of not more than 180 days after receipt of the request of the Initial Holders; PROVIDED, FURTHER, that the Company shall not be permitted to exercise such deferral right under this Section 2.1(c) or Section 4.1(c) hereof more than once in any 360-day period.

     2.2 UNDERWRITING.

          (a) The distribution of the Registrable Securities covered by the request of the Initiating Holders shall be effected by means of the method of distribution selected by the Holders holding a majority of the Registrable Securities covered by such registration. If such distribution is effected by means of an underwriting, the right of any Holder to registration pursuant to this Article 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise agreed by the Initiating Holders) to the extent provided herein.

          (b) If such distribution is effected by means of an underwriting, the Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with a managing underwriter of nationally recognized standing selected for such underwriting by a majority in interest of the Initiating Holders and approved by the Company, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Article 2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the underwriters may exclude shares requested to be included in such registration. The number of shares of Registrable Securities to be included in the registration and underwriting shall be allocated first amongst the Initiating Holders who have requested registration of Registrable Securities and then amongst the other Holders who have requested registration of Registrable Securities in such registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

          (c) If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; PROVIDED, HOWEVER, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2.2.

     2.3 INCLUSION OF SHARES BY COMPANY. If the distribution of Registrable Securities is being effected by means of an underwriting and if the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company (i) may include securities for its own account in such registration if the managing underwriter so agrees and (ii) may include securities for the account of stockholders other than the Holders in such registration if the managing underwriter so agrees and if Holders holding a majority of the Registrable Securities covered by such registration consent to such inclusion. The inclusion of such shares by the Company or such other holders shall be on the same terms as the registration of shares held by the Initiating Holders. In the event that the underwriters exclude some of the securities to be registered, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Securities.

     2.4 CANCELLATION OF REGISTRATION. A majority in interest of the Initiating Holders shall have the right to cancel a proposed registration of Registrable Securities pursuant to Article 2 when, in their discretion, market conditions are so unfavorable as to be seriously detrimental to an offering pursuant to such registration. Such cancellation of a registration shall not be counted as one of the two (2) such requested registrations pursuant to Section 2.1(b)(iii) subject to the condition that the Initiating Holders shall promptly reimburse the Company for all Registration Expenses reasonably incurred by the Company in connection with the cancelled registration, unless such registration was cancelled after having been deferred, postponed or interrupted by the Company pursuant to Section 2.1(c) in which case such expense reimbursement shall not be required.

                                    ARTICLE 3
                              COMPANY REGISTRATION

     3.1 NOTICE OF REGISTRATION TO HOLDERS. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans on Form S-8 (or any successor form), (ii) a registration relating solely to a Commission Rule 145 transaction on Form S-4 (or any successor form) or (iii) a registration relating solely to an exchange offer, the Company will:

          (a) promptly give to each Holder written notice thereof, and

          (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein (subject to Section 3.2), all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company described in Section 3.1(a), by any Holder or Holders.

     3.2 UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a). In such event, the right of any Holder to registration pursuant to this
Article 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

          (a) Notwithstanding any other provision of this Article 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders of Registrable Securities, and the number of shares of Common Stock to be included in such registration shall be allocated as follows: first, for the account of the Company, all shares of Common Stock proposed to be sold by the Company; and second, for the account of the Holders and any other stockholder participating in such registration, the number of shares of Common Stock requested to be included in the registration by such Holders and other stockholders, which shall be allocated on a pari passu basis in proportion, as nearly as practicable, to the respective amounts of Common Stock that are proposed to be offered and sold by such Holders or other stockholders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriters' marketing limitation shall be included in such registration.

          (b) The Company shall so advise all Holders and the other holders distributing their securities through such underwriting of any such limitation, and the number of shares of Registrable Securities held by Holders that may be included in the registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, but the Holder shall continue to be bound by Article 8 hereof.

          (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Article 3 prior to the effectiveness of such registration, whether or not a Holder has elected to include Registrable Securities in such registration.


                                    ARTICLE 4
                            REGISTRATION ON FORM S-3

     4.1 REQUEST FOR REGISTRATION.

          (a) In addition to the rights set forth in Articles 2 and 3 hereof, if a Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of Registrable Securities having an aggregate offering price which exceeds $500,000 (based on the then current market price) and the Company is a registrant entitled to use Form S-3 (or any successor form to Form S-3) to register such shares for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering as soon as practicable on Form S-3 (or any such successor form to Form S-3).

          (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Article 4:

               (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (ii) if the Company, within ten (10) days of the receipt of the request of the Holder or Holders, gives notice of its BONA FIDE intention to effect the filing of a registration statement with the Commission within forty-five (45) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction or an offering solely to employees);

               (iii) during the period starting with the date of filing of, and ending on a date which is 180 days following the effective date of, a registration statement described in (ii) above or filed pursuant to this Article 4 or Articles 2 or 3 hereof (or such shorter period as the managing underwriter of the Company's most recent public offering may agree), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and provided, further, that no other person or entity could require the Company to file a registration statement in such period;

          (c) Subject to the foregoing clauses (b)(i) through (iii), the Company shall file a registration statement on Form S-3 covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Holders; PROVIDED, HOWEVER, that if the Company shall furnish to such Holders a certificate signed by the Chairman of the Board and the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed, or, if already filed (but prior to effectiveness of such registration statement), that the use of the prospectus contained in such registration statement would be detrimental to the Company and its stockholders, the Company shall have the right to defer, postpone or interrupt such offering (including the use of any prospectus related thereto) for a period of not more than 90 days after receipt of the request of the Holders; PROVIDED, FURTHER, that the Company shall not be permitted to exercise such deferral right under this Section 4.1(c) or Section 2.1(c) hereof more than once in any 360-day period.

     4.2 UNDERWRITING.

          (a) The distribution of the Registrable Securities covered by the registration on Form S-3 shall be effected by means of the method of distribution selected by the Holders holding a majority of the Registrable Securities covered by such registration. If such distribution is effected by means of an underwriting, the right of any Holder to registration pursuant to this Article 4 shall be conditioned upon such Holder's participation in such underwriting, if any, and the inclusion of such Holder's Registrable Securities in such underwriting.

          (b) If the distribution of the Registrable Securities pursuant to this
Section 4.2 is effected by means of an underwriting, the Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with a managing underwriter of nationally recognized standing selected for such underwriting by a majority in interest of the Holders requesting registration on Form S-3 and approved by the Company, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Article 4, if the managing underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the underwriters may exclude some or all of the shares requested to be included in such registration, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

          (c) If the distribution of the Registrable Securities pursuant to this
Section 4.2 is effected by means of an underwriting and if any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; PROVIDED, HOWEVER, that if by the withdrawal of such Registrable Securities a greater number of
Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 4.2.

     4.3 INCLUSION OF SHARES BY COMPANY. If the distribution of the Registrable Securities pursuant to this Article 4 is effected by means of an underwriting and if the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees and if the number of Registrable Securities held by Holders requesting registration on Form S-3 which would otherwise have been included in such registration and underwriting will not thereby be limited. The inclusion of such shares shall be on the same terms as the registration of shares held by the Holders requesting such registration. In the event that the underwriters exclude some of the securities to be registered on Form S- 3, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Securities.


                                    ARTICLE 5
                            EXPENSES OF REGISTRATION

     All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Article 2 and Article 3 hereof and all S-3 Registration Expenses shall be borne by the Company. All Selling Expenses relating to Registrable Securities registered by the Holders shall be borne by the Holders of such Registrable Securities PRO RATA on the basis of the number of shares so registered.


                                    ARTICLE 6
                             REGISTRATION PROCEDURES

          (a) In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. The Company agrees to use its best efforts to effect or cause such registration to permit the sale of the Registrable Securities covered thereby by the Holders thereof in accordance with the intended method or methods of distribution thereof described in such registration statement. In connection with any registration of any Registrable Securities pursuant to Section 2, 3 or 4 hereof, the Company shall, as soon as reasonably possible:

               (i) use its best efforts to cause the registration statement filed for purposes of such registration to become effective as soon as reasonably possible thereafter;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for a period of (a) 180 days or (b) such longer period as may be required in order to complete the distribution of Registrable Securities in connection with a registration effected pursuant to Section 4.1(a), and furnish to the holders of the Registrable Securities covered thereby copies of any such supplement or amendment prior to this being used and/or filed with the Commission; and comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities to be included in such registration statement;

               (iii) provide (A) the Holders of the Registrable Securities to be included in such registration statement, (B) the underwriters (which term, for purposes of this

Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) one counsel for such underwriters or agent, and (E) not more than one counsel for all the Holders of such Registrable Securities, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

               (iv) for a reasonable period prior to the filing of such registration statement, and throughout the period specified above, make available for inspection by the parties referred to in Section 6(a)(iii) above such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section 6(a)(iii), to conduct a reasonable investigation within the meaning of the Securities Act; PROVIDED, HOWEVER, that each such party shall be required to maintain in confidence and not disclose to any other person or entity any information or records reasonably designated by the Company in writing as being confidential, until such time as (a) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (b) such party shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter, or (c) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not include an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and provided, further, that the Company need not make such information available, nor need it cause any officer, director or employee to respond to such inquiry, unless each such Holder of Registrable Securities to be included in a registration statement hereunder and such counsel, upon the Company's request, execute and deliver to the Company an undertaking to substantially the same effect contained in the second preceding proviso;

               (v) promptly  notify the Holders of Registrable  Securities to be included in a registration statement hereunder, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective,
(B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or the prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (E) if it shall be the case, at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, or any document incorporated by reference, in any of the foregoing contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, in which case such Holders of Registrable Securities included in such registration statement shall suspend sales of such Registrable Securities until they have been advised by the Company that an appropriate prospectus amendment or supplement or post-effective amendment has been filed; PROVIDED, HOWEVER, that in such instance the Company shall use its best efforts to promptly file such prospectus amendment or supplement or post-effective amendment and the period during which such Holders shall be so required to suspend sales hereunder shall not exceed thirty (30) days;

               (vi) use its best efforts to obtain the  withdrawal  of any order
suspending   the   effectiveness   of  such   registration   statement   or  any
post-effective amendment thereto at the earliest practicable date;

               (vii) if requested by any managing underwriter or underwriter, any placement or sales agent or any Holder of Registrable Securities to be included in a registration statement, promptly incorporate in a prospectus, prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Holder may reasonably specify should be included therein relating to the terms of the sale of the Registrable Securities included thereunder, including, without limitation, information with respect to the number of Registrable Securities being sold by such Holder or agent or to such underwriters, the name and description of such Holder, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus; prospectus supplement or post-
effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment;

               (viii) furnish to each Holder of Registrable Securities to be included in such registration statement hereunder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the counsel referred to in Section 6(a)(iii) an executed copy of such registration statement, each such amendment and supplement thereto (in each case excluding all exhibits and documents incorporated by reference) and such number of copies of the registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may
be) of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, as such Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder sold by such agent or underwritten by such underwriter and to permit such Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus and any amendment or supplement thereto by each such Holder and by any such agent and underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

               (ix)  use  its  best  efforts  to (A)  register  or  qualify  the
Registrable Securities to be included in such registration statement under such other securities laws or blue sky laws of such jurisdictions to be designated by the Holders of a majority of such Registrable Securities participating in such registration and each placement or sales agent, if any, therefor and underwriter, if any, thereof, as any Holder and each underwriter, if any, of the securities being sold shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for so long as may be necessary to enable such Holder, agent or underwriter to complete its distribution of the Registrable Securities pursuant to such registration statement and (C) take any and all such actions as may be reasonably necessary or advisable to enable such Holder, agent, if any, and underwriter to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (1) qualify generally to do business as a foreign company or a broker-dealer in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 6(a)(ix), or (2) subject itself to taxation in any such jurisdiction;

               (x) cooperate with the Holders of the Registrable Securities to be included in a registration statement hereunder and the managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders and which shall not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

               (xi) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

               (xii) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, and take such other actions in connection therewith as the Holders of at least a majority of the Registrable Securities being sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; PROVIDED, HOWEVER, that notwithstanding the foregoing under no circumstances shall the Company be required to consent to a "lock-up" or otherwise be subject to any restrictions on its ability to issue shares of capital stock for a period in excess of ninety (90) days, and PROVIDED FURTHER, HOWEVER, that the Company shall be permitted to issue Common Stock (a) to any transferee that agrees to be bound to the same extent as the Company by such "lock-up" provisions for the remainder of such 90-day period and (b) in connection with the exercise of stock options pursuant to its stock option plans or the exercise of previously outstanding stock warrants or other convertible securities;

               (xiii) whether or not an agreement of the type referred to in the preceding subsection if entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made though a placement or sales agent or any other entity, (A) make such representations and warranties to the Holders of such Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with any offering of equity securities pursuant to any appropriate agreement and/or to a registration statement filed on the form applicable to such registration statement; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, and as the Holders of at least a majority of such Registrable Securities may reasonably request, addressed to such Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or of all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due organization of the Company, and its subsidiaries, if any; the qualification of the Company, and its subsidiaries, if any, to transact business as foreign companies; the due authorization, execution and delivery of this agreement and of any agreement of the type referred to in Section 6(a)(xii) hereof; the due authorization, valid issuance, and the fully paid status of the Common Stock of the Company; the absence to the knowledge of such counsel of material legal or governmental proceedings involving the Company; the absence to the knowledge of such counsel of a breach by the Company or its subsidiaries of, or a default under, agreements binding the Company or any subsidiary; the absence to the knowledge of such counsel of governmental approvals required to be obtained in connection with the registration statement, the offering and sale of the Registrable Securities, this Agreement or any agreement of the type referred to in Section 6(a)(xii) hereof; the compliance in all material respects as to form of such registration statement and any documents incorporated by reference therein with the requirements of the Securities Act; the effectiveness of such registration statement under the Securities Act; and, in the case of a distribution of Registrable Securities which is effected by means of an underwriting by a nationally recognized investment banking firm, counsel to the Company shall state that in the course of the preparation of the registration statement and the prospectus, such counsel has participated in conferences with officers and representatives of the Company, representatives of the Company's independent public accountants, and with the underwriter's representatives and counsel, at which conferences the Company's counsel made inquiries of the Company's officers, representatives and accountants and discussed the contents of the registration statement and the prospectus and (without taking any further action to verify independently the statements made in the registration statement and the prospectus and, except as stated in the Company's counsel's opinion, without assuming responsibility for the accuracy, completeness or fairness of such statements) nothing has come to such counsel's attention that causes such counsel to believe that either the registration statement or the prospectus contains any untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need not express any opinion with respect to the financial statements, schedules and other financial and statistical data included in the registration statement or the prospectus); (C) obtain a "cold" comfort letter or letters from the independent certified public accountants of the Company addressed to the Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (I) the effective date of such registration statement and (II) the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by Holders of at least a majority of the Registrable Securities being sold and the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Sections 5 and 7 hereof;

               (xiv) notify in writing each Holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Agreement and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

               (xv) engage to act on behalf of the Company with respect to the Registrable Securities to be so registered a registrar and transfer agent having such duties and responsibilities (including, without limitation, registration of transfers and maintenance of stock registers) as are customarily discharged by such an agent, and to enter into such agreements and to offer such indemnities as are customary in respect thereof; and

               (xvi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its Holders, as soon as practicable, but in any event not later than 18 months after the effective date of such registration statement, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 6(a) of the Securities Act (including, at the option of the Company, pursuant to Rule 158 thereunder).

                    (b) In the event that the Company would be required, pursuant to Section 6(a)(v)(E) above, to notify the Holders of Registrable Securities included in a registration statement hereunder, the sales or placement agent, if any, and the managing underwriters, if any, of the securities being sold, the Company shall prepare and furnish to each such
Holder, to each such agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplement or amendment so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Holder agrees that upon receipt of any notice from the Company pursuant to
Section 6(a)(v)(E) hereof, such Holder shall forthwith discontinue the distribution of Registrable Securities until such Holder shall have received copies of such amended or supplemented registration statement or prospectus, and if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

                    (c) The  Company  may  require  each  Holder of  Registrable
Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and such Holder's method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing but only to the extent that such information is required in order to comply with the Securities Act. Each such Holder agrees to notify the Company immediately of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omits to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                                    ARTICLE 7
                                 INDEMNIFICATION

     7.1 The Company shall indemnify each Holder, each of its officers and directors and partners, and such Holder's legal counsel and independent accountants, if any, and each person controlling any such persons within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein, a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction by the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers and directors and partners and such Holder's legal counsel and independent accountants, and each person controlling any such persons, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder or underwriter and expressly intended for use in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof.

     7.2 Each Holder shall, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers, directors, partners, legal counsel and independent accountants, if any, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, other document or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and expressly intended for use in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof; PROVIDED, HOWEVER, that the obligations of each Holder hereunder shall be limited to an amount equal to the proceeds to such Holder of Registrable Securities sold as contemplated herein.

     7.3 Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless and to the extent such failure is prejudicial to the ability of the Indemnifying Party to defend the action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

     7.4 If the indemnification provided for in Section 7.1 or 7.2 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in
Section 7.1 or 7.2, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the sellers of Registrable Securities on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the sellers of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 7.4 were to be determined by PRO RATA allocation (even if all Sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 7.4. The amount paid by an Indemnified Party as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in the first sentence of this Section 7.4 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any claim, action or proceeding which is the subject of this Section 7.4. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of sellers of Registrable Securities to contribute pursuant to this Section 7.4 shall be several in proportion to the respective amount of Registrable Securities sold by them pursuant to a registration statement.


                                    ARTICLE 8
                               RULE 144 REPORTING

     With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

     8.1 Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public; and

     8.2 Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

     8.3 So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.


                                    ARTICLE 9
                         TRANSFER OF REGISTRATION RIGHTS

     The rights to cause the Company to register Registrable Securities granted Holders under Articles 2, 3 and 4 hereof may be assigned in connection with any permitted transfer or assignment of the Holder's Registrable Securities. All transferees and assignees of the rights to cause the Company to register Registrable Securities granted Holders under Articles 2, 3 and 4 hereof, as a condition to the transfer of such rights, shall agree in writing to be bound by the agreements set forth herein.


                                   ARTICLE 10
                       LIMITATIONS ON REGISTRATION RIGHTS
                           GRANTED TO OTHER SECURITIES

     The parties hereto agree that additional holders may, with the consent of the Company and the Holders of a majority of the Registrable Securities then outstanding, be added as parties to this Agreement with respect to any or all securities of the Company held by them. Any additional parties shall execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered Holders for purposes of this Agreement, and shall be added to the Schedule of Registration Rights Holders.


                                   ARTICLE 11
                                  MISCELLANEOUS

     11.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     11.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     11.3 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

     11.4 NOTICES. All notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed effectively given and received upon delivery in person, or one business day after delivery by national overnight courier service or by telecopier transmission with acknowledgment of transmission receipt, or three business days after deposit via certified or registered mail, return receipt requested, in each case addressed as follows:

               if to the Company:

               Arch Communications Group, Inc.
               1800 West Park Drive
               Suite 250
               Westborough, MA  01581
               Telephone:  (508) 870-6703
               Facsimile:  (508) 870-6076
               Attention:  J. Roy Pottle

               with a copy to:

               Hale and Dorr LLP
               60 State Street
               Boston, MA  02109
               Telephone:  (617) 526-6000
               Facsimile:  (617) 526-5000
               Attention:  David A. Westenberg, Esq.

               if to the Investors:

               c/o Sandler Capital Management
               767 Fifth Avenue - 45th Floor
               New York, New York  10153
               Telephone:   (212) 754-8100
               Facsimile:   (212) 826-0280

               with copy to:

               Dow, Lohnes & Albertson, PLLC
               1200 New Hampshire Avenue, N.W.
               Washington, D.C.  20036
               Attention:  Edward J. O'Connell, Esq.
               Telephone:  (202) 776-2000
               Facsimile:  (202) 776-2222

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

     11.5 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     11.6 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     11.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

     11.8 "MARKET STAND-OFF" AGREEMENT. Each Holder agrees, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of, whether in privately negotiated or open market transactions, any Common Stock (or other securities) of the Company held by such Holder during the ninety (90) day period following the effective date of a registration statement of the Company filed under the Securities Act for any underwritten registered public offering of the Company, without the prior consent of such underwriter, PROVIDED, HOWEVER, that all
Holders, officers, directors of the Company and all other holders and optionholders of at least 1% of the Company's voting securities on an as-converted basis enter into similar agreements.

     Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said ninety (90) day period.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                      COMPANY:

                      ARCH COMMUNICATIONS GROUP, INC.


                      By:    /S/ C. E. BAKER, JR.
                            ----------------------------
                      Name:  C.E. Baker, Jr.
                      Title: Chairman of the Board
                             and Chief Executive Officer

                      INVESTORS:

                      SANDLER CAPITAL PARTNERS IV, L.P.

                          By: Sandler Investment Partners, L.P., General Partner

                               By: Sandler Capital Management, General Partner

                                    By: MJDM Corp., a General Partner


                                    By:  /S/ EDWARD G. GRINACOFF
                                        --------------------------
                                         Edward G. Grinacoff
                                         President


                      SANDLER CAPITAL PARTNERS IV, FTE, L.P.

                          By: Sandler Investment Partners, L.P., General Partner

                               By: Sandler Capital Management, General Partner

                                    By: MJDM Corp., a General Partner


                                    By:  /S/ EDWARD G. GRINACOFF
                                        ---------------------------
                                         Edward G. Grinacoff
                                         President

  /S/ HARVEY SANDLER
------------------------
HARVEY SANDLER



/S/ JOHN KORNREICH
------------------------
JOHN KORNREICH



/S/ MICHAEL J. MAROCCO
------------------------
MICHAEL J. MAROCCO



/S/ ANDREW SANDLER
------------------------
ANDREW SANDLER

SOUTH FORK PARTNERS


By:       /S/ RICHARD REISS JR.
        -----------------------------
        Richard Reiss, Jr.
        Reiss Capital Management LLC
        General Partner of South Fork
        Partners


THE GEORGICA INTERNATIONAL FUND
 LIMITED


By:     /S/ RICHARD REISS JR.
        -----------------------------
        Richard Reiss, Jr.
        Georgica Advisors LLC
        Investment Advisor to The
        Georgica International Fund
        Limited


ASPEN PARTNERS


By:       /S/ NIKOS HECHT
        -----------------------------
        Nikos Hecht
        Reiss Capital Management LLC
        General Partner of Aspen
        Partners


CONSOLIDATED PRESS INTERNATIONAL
LIMITED


By:     /S/ NIKOS HECHT
        -----------------------------
        Nikos Hecht
        Georgica Advisors LLC
        Investment Advisor to
        Consolidated Press
        International Limited

                                    EXHIBIT B
                     SCHEDULE OF REGISTRATION RIGHTS HOLDERS


1.      Sandler Capital Partners IV, L.P.

2.      Sandler Capital Partners IV FTE, L.P.

3.      Harvey Sandler

4.      John Kornreich

5.      Michael J. Marocco

6.      Andrew Sandler

7.      South Fork Partners

8.      The Georgica International Fund Limited

9.      Aspen Partners

10.     Consolidated Press International Limited